EXHIBIT 23.2




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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement Under the Securities Act of 1933 (File No. 333-56113) of our report dated March 16, 1998, on our audits of the consolidated financial statements of USA Waste Services, Inc.


                                             s/ PricewaterhouseCoopers LLP
                                             PricewaterhouseCoopers LLP
Houston, Texas
July 15, 1998